SUMMARY PROSPECTUS August 31, 2014 as revised January 6, 2015

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Class/Ticker        A WMMRX        I WMRIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2014, as revised December 1, 2014, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks to achieve long-term preservation of capital with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee*	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.45%	0.45%
Acquired Fund Fees and Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	1.62%	1.37%
Fee Waivers and/or Expense Reimbursements(1)	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.36%	1.11%

*	The management fee has been restated to reflect current fees.
(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.23% and 0.98%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after November 30, 2015, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$681	$1,009	$1,360	$2,346
Class I
Expenses assuming redemption	$113	$408	$725	$1,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund, under normal circumstances, invests at least 80% of the value of its net assets in “real return” assets consisting of (i) global inflation-protected debt securities, (ii) global real-estate related securities, and (iii) commodity/natural resource-related securities. Global inflation-protected debt securities may include foreign government securities.

The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The Fund will invest in real estate companies, such as real estate investment trusts (“REITs”) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate

SUMMARY PROSPECTUS / August 31, 2014, as revised January 6, 2015	1

WILMINGTON MULTI-MANAGER REAL ASSET FUND

industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in investment companies, exchange traded funds (“ETFs”), structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements. The Fund’s anticipated use of structured notes, futures contracts, forward currency exchange contracts, currency futures and swap agreements is expected to be frequent and may at times be substantial. In conjunction with this investment strategy, the Fund’s Advisor may invest directly in cash or cash equivalents and repurchase agreements secured by U.S. Government securities. The Fund may also invest in common stocks, preferred stocks and convertible securities of issuers in commodity-related industries to gain exposure to the commodities markets.

The Fund’s Advisor determines the Fund’s asset allocation among the “real return” assets. The Advisor anticipates allocating approximately 20%-80% to inflation-protected debt securities, 0%-60% to real estate-related securities and 0%-40% to commodity/natural resource-related securities. The allocations and/or actual holdings will vary from time to time.

The Fund utilizes a multi-manager strategy in which the Advisor allocates and reallocates varying portions of the Fund’s assets among a number of sub-advisors, or invests directly (up to 60% of the Fund’s net assets) in ETFs or other instruments in pursuit of the Fund’s investment strategies. Subject to the supervision of the Advisor, each sub-advisor acts independently from the others and utilizes its own distinct investment style in buying and selling securities within the constraints of the Fund’s investment goal, strategies and restrictions. The Fund may invest up to 55% of its assets in foreign securities.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments, including equity securities and fixed income securities, may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Commodity-Related Risk. Investments in commodities expose the Fund to the greater volatility of the commodity markets, to commodity-specific risks (weather, disease, supply/demand imbalances), and to international economic, political and regulatory influences that frequently affect the commodities markets.

•

Commodity Tax Risk. The Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Internal Revenue Code, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, the Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Internal Revenue Code and any future legislation or guidance may cause the Fund to fail to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, the Fund may forego those investments which could adversely affect the ability of the Fund to achieve its investment goal.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Underlying Funds that invest in floating rate bank loans (through loan participations or assignments) expose the Fund to both lender and borrower risk, as well as to the potential of a lack liquidity in the market for floating rate loans.

•

Exchange Traded Funds (ETFs) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment goals, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Foreign Investing Risks. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses. In addition, the Fund will be subject to the risk that the issuer of foreign government securities or the governmental authorities that control the repayment of the debt may be unwilling to repay the principal or interest when due.

•

Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•

Futures Contracts Risk. The successful use of futures contracts will depend upon the investment manager’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (v) if the Fund has insufficient cash, it may have to sell portfolio investments to meet daily variation margin requirements, and the Fund may have to sell such investments at a time when it may be disadvantageous to do so.

•

Inflation-Indexed Securities Risk. Because of the inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds. The value of inflation-indexed, fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of an inflation-indexed security. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the income distributions from an inflation-indexed security are likely to fluctuate considerably more than the income distribution amounts of a conventional bond. The Fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investment in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

2	August 31, 2014, as revised January 6, 2015 / SUMMARY PROSPECTUS

WILMINGTON MULTI-MANAGER REAL ASSET FUND

•

Leverage Risk. The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•

Liquidity Risk. The risk that certain securities or other instruments, such as derivatives, may be difficult or impossible for a Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Multi-Manager Risk. The investment styles employed by sub-advisors may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•

Natural Resources Risk. Investments in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating) expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operation of these companies.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•

Real Estate-Related Risk. Investments in real estate (generally REITs) expose the Fund to the risks of owning real estate directly, such as market-specific conditions (economic, supply/demand imbalances), creditworthiness of the issuer, quality of property management, and changing interest rates.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•

Structured Note Risk. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

•

Swap Agreement Risk. With respect to an uncleared swap (i.e., negotiated bilaterally and traded OTC between the two parties), the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Under certain market conditions, swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment goal. In the case of a cleared swap (i.e., transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (e.g., certain credit default swaps)), there is also a risk of loss by the fund of the margin deposits posted with the FCM in the event of the FCM’s bankruptcy and whether the Fund has an open position in the swap contract.

•

Underlying Funds’ Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the Underlying Funds to meet their investment goals and on the decisions of the Advisor, as investment advisor, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment goal of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described above. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund for periods prior to March 9, 2012 reflect the performance of a former series of WT Mutual Fund, also known as Wilmington Multi-Manager Real Asset Fund (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Barclays Capital Government Inflation-Linked Bond Index (USD Hedged), as well as the returns for the Real Asset Blended Index constructed by the Advisor. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

SUMMARY PROSPECTUS / August 31, 2014, as revised January 6, 2015	3

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Best Quarter 14.70% 12/31/04 Worst Quarter (19.40)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2014 to June 30, 2014 was 7.76%. The average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2013)

	1 Year	5 Years	10 Years or Life of Fund
Class I Shares
Return Before Taxes	(3.43)%	6.54%	7.39%
Return After Taxes on Distributions	(4.01)%	5.74%	6.07%
Return After Taxes on Distributions and Sale of Fund Shares	(1.89)%	4.84%	5.65%
Class A Shares
Return Before Taxes	(8.89)%	5.09%	3.41%*
Barclays Capital World Government Inflation-Linked Bond Index (USD Hedged) (reflects no deductions for fees, expenses or taxes)	(5.51)%	4.92%	4.82%
Real Asset Blended Index (reflects no deductions for fees, expenses or taxes)**	(2.10)%	9.14%	6.17%

*	Class A Shares Commenced operations on December 19, 2005

**	The Blended Index is calculated by the investment advisor and represents the weighted return of 50% Barclays Capital World Government Inflation-Linked Bond Index, 35% S&P Developed Property Index and 15% Bloomberg Commodity Index for the period since January 1, 2011. For the period from January 1, 2009 until January 1, 2011 the Blended Index represented the weighted return of 40% Barclays Capital World Government Inflation-Linked Bond Index, 30% S&P Developed Property Index and 30% Bloomberg Commodity Index, and for the period from inception until January 1, 2009, the Blended Index represented the weighted return of 50% Barclays Capital U.S. TIPS Index, 30% NAREIT Equity Index and 20% Bloomberg Commodity Index.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), CBRE Clarion Securities LLC (“CBRE Clarion”), Pacific Investment Management Company, LLC (“PIMCO”) and Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers	Title	Service Date (with the Fund)
Thomas R. Pierce, CFA	Chief Manager Strategist at WTIA	2011
Todd Murphy, CFA, CAIA, CFP	Vice President at WTIA	2014
T. Ritson Ferguson	Chief Executive Officer and Co-Chief Investment Officer at CBRE Clarion	2011
Steven D. Burton	Managing Director and Co-Chief Investment Officer at CBRE Clarion	2011
Joseph P. Smith	Managing Director and Co-Chief Investment Officer at CBRE Clarion	2011
Mihir P. Worah	Managing Director, Head of Real Return Portfolio Management Team at PIMCO	2011
David M. Stein, Ph.D.	Chief Investment Officer at Parametric – Seattle Investment Center	2014
Thomas C. Seto	Director of Portfolio Management and Trading at Parametric – Seattle Investment Center	2014

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

WT MMRA 1.6.15

4	August 31, 2014, as revised January 6, 2015 / SUMMARY PROSPECTUS